UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 11, 2009

FIRSTCITY FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	033-19694	76-0243729
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

6400 Imperial Drive, Waco, Texas	76712
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (254) 761-2800

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1—Registrant’s Business and Operations

Item 2.01  Completion of a Disposition of a Significant Amount of Assets.

On December 11, 2009, FirstCity Financial Corporation (“FirstCity”), through a majority-owned subsidiary, acquired 87.45% of the common stock of BEI Holding Corporation (“Acquisition”). BEI Holding Corporation (“BEI”) engages principally in the design, production and sale of radio broadcasting equipment and software solutions. BEI is headquartered in Illinois and has sales throughout North America, as well as Latin America, Europe, Asia and Africa. FirstCity’s consideration for the acquisition consisted of approximately $6,000 in cash.

Prior to the Acquisition, FirstCity, through its majority-owned subsidiary, acquired all of BEI’s senior debt obligations from the third-party senior debt holders in November 2009. On December 11, 2009 (Acquisition date), BEI’s contractual debt obligations owed to FirstCity’s majority-owned subsidiary totaled $3.0 million.

The purpose of this Current Report on Form 8-K is to provide certain historical financial statements of BEI and pro forma financial information giving effect to the Acquisition.

Cautionary Statement Regarding Forward-Looking Statements

This Form 8-K may include forward-looking statements that relate to FirstCity’s or management’s intentions, hopes, beliefs, expectations, representations, projections, plans or predictions of the future and may be deemed to be forward-looking statements under the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. These statements are based upon management’s beliefs, assumptions and expectations, taking into account currently available information, and are subject to uncertainly and changes in circumstances. These statements are not statements of historical fact. Forward-looking statements involve risks and uncertainties, some of which are not currently known to us. Actual events or results may differ from those expressed or implied in any such forward-looking statements as a result of various factors, including the risk factors and other risks that are described from time to time in FirstCity’s filings with the SEC including but not limited to its annual reports on Form 10-K, its quarterly reports on Form 10-Q, and its current reports on Form 8-K, filed with the SEC and available through FirstCity ‘s website, which contain a more detailed discussion of FirstCity ‘s business, including risks and uncertainties that may affect future results. Due to such uncertainties and risks, readers are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date hereof. Information in this Form 8-K may be superseded by more recent information or statements, which may be disclosed in subsequent filings with the SEC or otherwise. FirstCity expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in FirstCity ‘s expectations with regard thereto or to reflect any change in events, conditions or circumstances on which any such forward-looking statements are based, in whole or in part.

Item 9.01  Financial Statements and Exhibits.

(a)       Financial Statements of Business Acquired.

The following financial statements are filed herewith as Exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

(i)                         Audited Consolidated Financial Statements of BEI Holding Corporation and Subsidiary as of December 31, 2008 and for the year then ended; and

(ii)                      Interim Unaudited Condensed Consolidated Financial Statements of BEI Holding Corporation and Subsidiary as of September 30, 2009 and 2008 and for the nine months then ended.

(b)       Pro Forma Financial Information.

(i)                         Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2009;

(ii)                      Unaudited Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 2009;

(iii)                   Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2008; and

(iv)                  Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

(d)       Exhibits.

23.1     Consent of Independent Auditors.

99.1     Audited Consolidated Financial Statements of BEI Holding Corporation and Subsidiary.

99.2     Interim Unaudited Condensed Consolidated Financial Statements of BEI Holding Corporation and Subsidiary.

99.3     Pro Forma Financial Information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRSTCITY FINANCIAL CORPORATION

Date: March 31, 2010	By:	/s/ J. Bryan Baker
J. Bryan Baker
Senior Vice President and Chief Financial Officer